CONGRESS LARGE CAP GROWTH FUND
Retail Class – Ticker:  CAMLX
Institutional Class – Ticker:  CMLIX

Supplement dated June 7, 2017 to
 Summary Prospectus
dated April 30, 2017

Important Notice Regarding Change in Investment Objective

Effective on or about September 15, 2017, the Congress Large Cap Growth Fund will change its investment objective.  The current investment objective is to seek long-term capital appreciation.

The new investment objective of the Congress Large Cap Growth Fund will be to seek long-term capital growth.  There will be no changes in the Fund's investment strategy as a result of the change in investment objective.

The change in the Fund's investment objective will occur in connection with the anticipated merger of the Fund with another mutual fund, the Century Shares Trust, which is expected to occur on or about September 15, 2017.

Please retain this Supplement with the Summary Prospectus.